SCHEDULE OF CAPITAL STRUCTURE (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024
Capital Management
Note payable	$ 2,428	$ 5,187
Amounts owed to related parties	391	272
Total debts	2,819	5,459
Less: Cash and cash equivalents	(1,927)	(1,047)
Net debts	892	4,412
Equity attributable to shareholders of the Company	$ 26,657	$ 25,553
Gearing ratio	3.00%	17.00%